                                                                    EXHIBIT 10.E



                                 FIRST AMENDMENT

                  FIRST AMENDMENT, dated as of October 9, 1998 (this "Amendment"), to the $750,000,000 5-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of October 29, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among EL PASO NATURAL GAS COMPANY, a Delaware corporation ("EPNGC"), TENNESSEE GAS PIPELINE COMPANY, a Delaware corporation ("Tennessee"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") and as CAF Advance Agent (in such capacity, the "CAF Advance Agent") for the Lenders thereunder, CITIBANK, N.A., as documentation agent (in such capacity, the "Documentation Agent") for the Lenders, and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders.


                              W I T N E S S E T H:


                  WHEREAS, EPNGC, Tennessee, the Administrative Agent, the CAF Advance Agent, the Documentation Agent, the Syndication Agent and the Lenders are parties to the Credit Agreement; and

                  WHEREAS, EPNGC and Tennessee have requested that, pursuant to
Section 9.1 of the Credit Agreement, the Lenders amend certain terms in the Credit Agreement in the manner provided for herein and the Lenders are agreeable to such request upon the terms and subject to the conditions set forth herein.

                  NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration, the receipt of which is hereby acknowledged, EPNGC, Tennessee and the Lenders hereby agree as follows:

                  1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

                  2. Amendment to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definition in correct alphabetical order:

                  "364-Day Facility" has the meaning assigned to such term in
Section 5.2(c)."

                  3. Amendment to Section 5.2(c). Section 5.2(c) of the Credit Agreement is hereby amended by:

                  (i) Inserting the following phrase after the word "hereof" in clause (B)(y):

                  "(the `364-Day Facility')"


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                                                                               2




                  (ii) Deleting the word "and" from clause (D) and inserting a comma in lieu thereof; and

                  (iii) Deleting the period at the end of clause (E) and inserting the following text:

                           "and (F) Debt, Guarantees or reimbursement
                  obligations incurred by Tennessee pursuant to one or more commercial paper programs allowing for the issuance by Tennessee of items of commercial paper having maturity dates not later than one year from the dates of their respective issuance provided that such Debt, Guarantees or reimbursement obligations of Tennessee shall be in an aggregate amount not to exceed at any time the excess of (x) the sum of (1) the aggregate amount of Commitments and (2) the aggregate amount of Commitments as defined in the 364-Day Facility, over (y) the sum of (1) the aggregate amount of Advances, (2) the aggregate amount of Advances, as defined in and outstanding pursuant to, the 364-Day Facility, and (3) the aggregate principal amount of commercial paper outstanding from time to time that (I) is issued by the Company and its Subsidiaries (other than Tennessee) and (II) relies upon credit availability under either this Agreement or the 364-Day Facility for commercial paper liquidity purposes."

                  4. Conditions to Effectiveness. This Amendment shall become effective upon receipt by the Administrative Agent of counterparts hereof duly executed by the Majority Lenders, EPNGC, Tennessee and Holding.

                  5. Representations. On and as of the date hereof, each Borrower hereby confirms, reaffirms and restates that the representations and warranties set forth in Section 4.1 of the Credit Agreement are true and correct in all material respects, provided that the references to the Credit Agreement therein shall be deemed to be references to the Credit Agreement after giving effect to this Amendment.

                  6. Limited Consent. Except as expressly waived and amended herein, the Credit Agreement shall continue to be and shall remain in full force and effect. This Amendment shall not be deemed to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or to prejudice any other right or rights that the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein, as the same may be amended, supplemented or otherwise modified from to time.

                  7. Costs and Expenses. The Company agrees to pay or reimburse the Administrative Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Amendment, and the consummation of the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of its counsel.



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                                                                               3


                  8. Counterparts; Execution by Facsimile. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by, and shall be effective as to the relevant party upon, facsimile transmission of the relevant signature pages hereof.

                  9. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  10. Consent of El Paso Energy Corporation. El Paso Energy Corporation, as guarantor under its Guarantee, dated as of August 28, 1998 (the "Holding Guarantee"), in favor of the Administrative Agent, hereby (a) consents to the transactions contemplated hereby and (b) acknowledges and agrees that the guarantees contained in the Holding Guarantee are, and shall remain, in full force and effect after giving effect to this Amendment and all prior modifications to the Credit Agreement.




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                                                                               4




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                         EL PASO NATURAL GAS COMPANY


                                         By: /s/ H. BRENT AUSTIN
                                            -----------------------------------
                                         Title:  Executive Vice President


                                         TENNESSEE GAS PIPELINE COMPANY


                                         By: /s/ H. BRENT AUSTIN
                                            -----------------------------------
                                         Title:  Executive Vice President


                                         THE CHASE MANHATTAN BANK, as
                                         Administrative Agent, CAF Advance
                                         Agent and a Lender


                                         By: /s/ PETER M. LING
                                            -----------------------------------
                                         Title:  Vice President


                                         CITIBANK, N.A.


                                         By: /s/ DAVID B. GORTE
                                            -----------------------------------
                                         Title:  Attorney-in-fact


                                         MORGAN GUARANTY TRUST
                                         COMPANY OF NEW YORK


                                         By: /s/ KATHRYN SAYKO-YAWES
                                            -----------------------------------
                                         Title:  Vice President

                                         ABN-AMRO BANK, N.V.


                                         By: /s/ MICHAEL W. NEPVEUX
                                            -----------------------------------
                                         Title:  Group Vice President


                                         By: /s/ KEVIN P. COSTELLO
                                            -----------------------------------
                                         Title:  Vice President


                                         AUSTRALIA AND NEW ZEALAND
                                         BANKING GROUP LIMITED


                                         By: /s/ PAMELA COUCH
                                            -----------------------------------
                                         Title:  Vice President


                                         BANK OF AMERICA NATIONAL
                                         TRUST & SAVINGS ASSOCIATION


                                         By: /s/ CLAIRE LIV
                                            -----------------------------------
                                         Title:  Managing Director


                                         BANKBOSTON, N.A.


                                         By: /s/ MICHAEL KANE
                                            -----------------------------------
                                         Title:  Managing Director


                                         BANK OF MONTREAL IRELAND PLC


                                         By: /s/ ERIC T. LINDSTROM
                                            -----------------------------------
                                         Title:  General Manager



                                         THE BANK OF NEW YORK


                                         By: /s/ RAYMOND J. PALMER
                                            -----------------------------------
                                         Title:  Vice President

                                         THE BANK OF NOVA SCOTIA


                                         By: /s/ F.C.H. ASHBY
                                            -----------------------------------
                                         Title: Loan Operations


                                         THE BANK OF TOKYO-MITSUBISHI,
                                         LTD.


                                         By: /s/ MICHAEL G. MEISS
                                            -----------------------------------
                                         Title: Vice President


                                         BANQUE NATIONALE DE PARIS,
                                         HOUSTON AGENCY


                                         By: /s/ WARREN R. ROSS
                                            -----------------------------------
                                         Title: Assistant Vice President


                                         BARCLAYS BANK PLC


                                         By: /s/ SALVATORE ESPOSITO
                                            -----------------------------------
                                         Title: Director


                                         BAYERISCHE HYPO UND-
                                         VEREINSBANK AG,
                                         LOS ANGELES AGENCY


                                         By: /s/ CHRISTIAN TAYLOR
                                            -----------------------------------
                                         Title: Vice President and Manager


                                         By: /s/ JOHN CARLSON
                                            -----------------------------------
                                         Title: Vice President

                                         CREDIT AGRICOLE INDOSUEZ


                                         By: /s/ KATHERINE L. ABBOTT
                                            -----------------------------------
                                         Title: First Vice President

                                         By: /s/ DAVID BOUBL, F.V.P.
                                            -----------------------------------
                                         Title: Head of Corporate Banking,
                                                Chicago


                                         CIBC INC.


                                         By: /s/ ROBIN W. ELLIOTT
                                            -----------------------------------
                                         Title: Authorized Signatory


                                         CREDIT LYONNAIS NEW YORK
                                         BRANCH


                                         By: /s/ PHILLIPPE SOUSTRA
                                            -----------------------------------
                                         Title: Senior Vice President


                                         THE DAI-ICHI KANGYO BANK,
                                         LIMITED


                                         By:
                                            -----------------------------------
                                         Title: Vice President



                                         DEUTSCHE BANK AG NEW YORK
                                         BRANCH AND/OR CAYMAN
                                         ISLANDS BRANCH


                                         By: /s/ STEPHAN A. WIEDEMANN
                                            -----------------------------------
                                         Title: Director


                                         By: /s/ SUSAN L. PEARSON
                                            -----------------------------------
                                         Title: Director

                                         DRESDNER BANK AG, NEW YORK
                                         AND GRAND CAYMAN BRANCHES


                                         By: /s/ THOMAS LAKE
                                            -----------------------------------
                                         Title:  Vice President


                                         By: /s/ ROBERT PREMINGER
                                            -----------------------------------
                                         Title:  Assistant Treasurer


                                         THE FUJI BANK, LIMITED-NEW YORK
                                         BRANCH



                                         By: /s/ RAYMOND VENTURA
                                            -----------------------------------
                                         Title:  Vice President and Manager


                                         THE INDUSTRIAL BANK OF JAPAN
                                         TRUST COMPANY


                                         By: /s/ MIKE OAKES
                                            -----------------------------------
                                         Title:  Senior Vice President


                                         THE INDUSTRIAL BANK OF JAPAN,
                                         LIMITED HOUSTON OFFICE
                                          (Authorized Representative)


                                         KBC BANK N.V.


                                         By: /s/ ROBERT SNAUFFER
                                            -----------------------------------
                                         Title:  First Vice President


                                         By: /s/ RAYMOND F. MURRAY
                                            -----------------------------------
                                         Title:  Vice President


                                         THE LONG-TERM CREDIT BANK OF
                                         JAPAN, LTD.


                                         By: /s/ SADAO MURAOKA
                                            -----------------------------------
                                         Title:  Head of Southwestern Region

                                         MELLON BANK, N.A.


                                         By: /s/ ROGER E. HOWARD
                                            -----------------------------------
                                         Title:  Vice President



                                         NATIONAL WESTMINSTER BANK PLC
                                         NEW YORK BRANCH


                                         By: /s/ PATRICIA J. DUNDEE
                                            -----------------------------------
                                         Title:  Senior Vice President


                                         NATIONAL WESTMINSTER BANK PLC
                                         NASSAU BRANCH


                                         By: /s/ PATRICIA J. DUNDEE
                                            -----------------------------------
                                         Title:  Senior Vice President



                                         NATIONSBANK OF TEXAS, N.A.


                                         By: /s/ MARY LOUISE ALLEN
                                            -----------------------------------
                                         Title:  Vice President


                                         THE NORINCHUKIN BANK, NEW
                                         YORK BRANCH


                                         By: /s/ YOSHIRE NIIRO
                                            -----------------------------------
                                         Title:  General Manager


                                         PNC BANK, NATIONAL ASSOCIATION


                                         By: /s/ THOMAS K. GRUNDMAN
                                            -----------------------------------
                                         Title:  Senior Vice President

                                         ROYAL BANK OF CANADA


                                         By: /s/ J. D. FROST
                                            -----------------------------------
                                         Title:  Senior Manager


                                         THE SAKURA BANK, LIMITED - NEW
                                         YORK BRANCH


                                         By: /s/ YASUMASA KIKUCHI
                                            -----------------------------------
                                         Title:  Senior Vice President


                                         SOCIETE GENERALE, SOUTHWEST
                                         AGENCY


                                         By: /s/ RICHARD A. GOULD
                                            -----------------------------------
                                         Title:  Director



                                         THE SUMITOMO BANK, LIMITED


                                         By: /s/ C. MICHAEL GARRIOO
                                            -----------------------------------
                                         Title:  Senior Vice President


                                         TORONTO DOMINION (TEXAS), INC.


                                         By: /s/ LINDA G. LAVIN
                                            -----------------------------------
                                         Title:  Managing Director

                                         UBS AG (as sucessor by merger to
                                          Union Bank of Switzerland, Houston
                                          Agency), New York Branch


                                         By: /s/ ERIC C. HANSON
                                            -----------------------------------
                                         Title:  Assistant Director


                                         By: /s/ LEO L. BALTZ
                                            -----------------------------------
                                         Title:  Director


                                         THE YASUDA TRUST & BANKING, CO.,
                                         LTD.


                                         By: /s/ JUNICHIRD KAWAMURA
                                            -----------------------------------
                                         Title:  Vice President



Consent of Holding:

EL PASO ENERGY CORPORATION


By: /s/ H. BRENT AUSTIN
   -----------------------------------
Title:  Executive Vice President